UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2013

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the commencement of a continuous equity offering program under which MDU Resources Group, Inc. (the “Company”) may sell up to 7,500,000 shares of the Company’s common stock, par value $1.00 per share (the “Shares”), from time to time in “at the market” offerings (the “Offering”), the Company filed today with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated May 20, 2013 (the “Prospectus Supplement”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock and determinations by the Company of the appropriate sources of funding for the Company.

The Offering will occur pursuant to an equity distribution agreement (the “Agreement”) entered into by the Company and Wells Fargo Securities, LLC, as agent for the offer and sale of the Shares (the “Agent”). The Company may offer and sell up to 7,500,000 Shares through the Agent from time to time pursuant to the Agreement. The Agent will be entitled to compensation as provided under the terms of the Agreement. The Company may also sell Shares to the Agent for its own account under the Agreement.

Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the Prospectus Supplement. The Company has no obligation to sell any of the Shares and may at any time suspend solicitations and offers under the Agreement or terminate the Agreement.

The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-174326) filed on May 19, 2011, with the SEC (the “Registration Statement”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement, which is attached hereto as Exhibit 1 and incorporated by reference herein.

This Current Report on Form 8-K is being filed in order to file certain documents in connection with the Offering as exhibits to the Registration Statement and is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	1	Equity Distribution Agreement, dated May 20, 2013, by and between MDU Resources Group, Inc. and Wells Fargo Securities, LLC.
	5(a)	Opinion of Paul K. Sandness, Esq., General Counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
	5(b)	Opinion of Cohen Tauber Spievack & Wagner P.C., special counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
	23(a)	Consent of Paul K. Sandness, Esq. is contained in his opinion filed as Exhibit 5(a) to this Current Report on Form 8-K.
	23(b)	Consent of Cohen Tauber Spievack & Wagner P.C. is contained in its opinion filed as Exhibit 5(b) to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2013

MDU RESOURCES GROUP, INC.

By:	/s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1	Equity Distribution Agreement, dated May 20, 2013, by and between MDU Resources Group, Inc. and Wells Fargo Securities, LLC.
5(a)	Opinion of Paul K. Sandness, Esq., General Counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
5(b)	Opinion of Cohen Tauber Spievack & Wagner P.C., special counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
23(a)	Consent of Paul K. Sandness, Esq. is contained in his opinion filed as Exhibit 5(a) to this Current Report on Form 8-K.
23(b)	Consent of Cohen Tauber Spievack & Wagner P.C. is contained in its opinion filed as Exhibit 5(b) to this Current Report on Form 8-K.